UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

September 13, 2010

Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

3000 HANOVER STREET, PALO ALTO, CA	94304
(Address of principal executive offices)	(Zip code)

(650) 857-1501

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                  Other Events.

On September 13, 2010, Hewlett-Packard Company (“HP”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among HP, Priam Acquisition Corporation, a wholly owned subsidiary of HP (“Purchaser”), and ArcSight, Inc. (“ArcSight”) pursuant to which HP will acquire ArcSight.  The joint press release issued by HP and ArcSight announcing the execution of the Merger Agreement is attached as Exhibit 99.1 hereto.

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Purchaser will commence a cash tender offer for all outstanding shares of ArcSight’s common stock (the “Shares”) at a purchase price of $43.50 per Share, in cash to the seller without interest and less any required withholding taxes (the “Offer Price”).  As soon as practicable following completion of the tender offer, Purchaser will merge with and into ArcSight, and ArcSight will become a wholly owned subsidiary of HP (the “Merger”) as described in more detail below.  In the Merger, the remaining stockholders of ArcSight, other than such stockholders who have validly exercised their appraisal rights under Delaware law, would be entitled to receive the Offer Price.

The completion of the tender offer is conditioned upon, among other things, (a) there being validly tendered and not withdrawn before the expiration of the tender offer, as such expiration may be extended Shares constituting at least a majority of the Shares (taking into account all Shares that ArcSight would be required to issue pursuant to the conversion or exercise of options, rights and securities that are then convertible into or exercisable for Shares), and (b) the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of antitrust or merger control approvals under applicable laws of Germany and Austria.  The tender offer is not subject to a financing condition.

Following the consummation of the tender offer, the Merger will occur, and ArcSight will become a wholly owned subsidiary of HP. The closing of the Merger is subject to customary closing conditions, and, depending on the number of Shares held by HP and Purchaser after the acceptance of Shares properly tendered in connection with the tender offer, adoption of the Merger Agreement by the holders of ArcSight’s outstanding Shares remaining after the completion of the tender offer also may be required.  The Merger is expected to occur by the end of calendar year 2010.

The Merger Agreement contains customary representations, warranties and covenants of the parties. In addition, under the terms of the Merger Agreement, ArcSight has agreed not to solicit or knowingly facilitate any alternative Acquisition Proposals (as defined in the Merger Agreement), subject to customary exceptions that permit ArcSight to respond to any unsolicited Acquisition Proposal that ArcSight’s board of directors concludes in good faith constitutes or is reasonably likely to lead to a Superior Proposal (as defined in the Merger Agreement), provided that ArcSight’s board of directors has determined in good faith that the failure to do so would reasonably be expected to result in a breach of its fiduciary duties. ArcSight is also permitted to terminate the Merger Agreement in order to accept an unsolicited Superior Proposal, subject to giving HP three business days’ notice of its intention to do so, but only if HP fails to make a binding counter-offer that ArcSight’s board of directors determines in good faith is at least as favorable to ArcSight stockholders as such Superior Proposal and ArcSight pays HP a termination fee of $61 million.  In addition, this termination fee is payable by ArcSight to HP under other specified circumstances.

In connection with the execution of the Merger Agreement, certain stockholders of ArcSight who hold an aggregate of approximately 15.6% of the outstanding Shares have entered into tender and voting agreements pursuant to which they have agreed to, among other things, tender their Shares in the tender offer and vote their Shares in favor of adopting the Merger Agreement, if required.

The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 99.2 hereto.  The Merger Agreement has been included to provide information regarding its terms and is not intended to provide any other factual information about ArcSight or HP.  The Merger Agreement contains representations and warranties by ArcSight and HP. These representations and warranties have been made solely for the benefit of the parties to the Merger Agreement and (i) may be intended not as statements of fact, but rather as a way of allocating the risk to ArcSight or HP if those statements prove to be inaccurate, (ii) have been qualified by disclosures that were made to the other party in connection with the negotiation of the Merger Agreement, (iii) may apply materiality standards that are different from what may be viewed as material to investors, and (iv) were made only as of the date of the Merger Agreement or such other date(s) as may be specified in the Merger Agreement and are subject to more recent developments. Accordingly, these representations and warranties may not describe the actual state of affairs on the date they were made or at any other time.

THIS FORM 8-K IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER TO BUY OR THE SOLICITATION OF AN OFFER TO SELL ANY SECURITIES. THE SOLICITATION AND THE OFFER TO BUY ARCSIGHT COMMON STOCK HAS NOT YET COMMENCED AND WILL BE MADE ONLY PURSUANT TO AN OFFER TO PURCHASE AND RELATED MATERIALS THAT HP INTENDS TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION.  THOSE MATERIALS SHOULD BE READ CAREFULLY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF THE OFFER.  ONCE FILED, COPIES OF THE TENDER OFFER STATEMENT, THE OFFER TO PURCHASE AND RELATED DOCUMENTS WILL BE MADE AVAILABLE TO ARCSIGHT STOCKHOLDERS AT NO EXPENSE TO THEM.  IN ADDITION, THOSE MATERIALS WILL BE AVAILABLE AT NO CHARGE FROM THE SECURITIES AND EXCHANGE COMMISSION THROUGH THE COMMISSION’S WEB SITE AT WWW.SEC.GOV.

This Form 8-K contains forward-looking statements that involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of HP and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including the expected benefits and costs of the transaction; management plans relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions, including those conditions related to regulatory approvals; any statements of the plans, strategies and objectives of management for future operations, including the execution of integration plans; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; that the transaction may not be timely completed, if at all; that, prior to the completion of the transaction, ArcSight’s business may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; and other risks that are described in HP’s SEC reports, including but not limited to the risks described in HP’s Annual Report on Form 10-K for its fiscal year ended October 31, 2009 and Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2010.  HP assumes no obligation and does not intend to update these forward-looking statements.

Item 9.01.  Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Text of joint press release of HP and ArcSight, dated September 13, 2010, entitled “HP to Acquire ArcSight.”

99.2	Agreement and Plan of Merger, dated as of September 13, 2010, by and among HP, Purchaser and ArcSight.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: September 13, 2010	By:	/s/ Paul T. Porrini
	Name:	Paul T. Porrini
	Title:	Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Text of joint press release of HP and ArcSight, dated September 13, 2010, entitled “HP to Acquire ArcSight.”

99.2	Agreement and Plan of Merger, dated as of September 13, 2010, by and among HP, Purchaser and ArcSight.